MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-1
June 1, 2002 through June 30, 2002

I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables						$1,341,416,530.93
B.	Level Pay Pool Balance of the Initial Receivables		$1,224,165,325.24
C.	Last Scheduled Payment Pool Balance of the
	Initial Receivables						$117,251,205.69
D.	Notes
	1.	Class A-1
		a.	Initial Balance					$151,000,000.00
		b.	Note Interest Rate				2.00875%
		c.	Noteholders' Final Scheduled Payment Date	March 17, 2003
	2.	Class A-2
		a.	Initial Balance					$384,000,000.00
		b.	Note Interest Rate				3.030%
		c.	Noteholders' Final Scheduled Payment Date	January 17, 2005
		d.	Class A Allocation Percentage			85.86%
	3.	Class A-3
		a.	Initial Balance					$369,000,000.00
		b.	Note Interest Rate				4.150%
		c.	Noteholders' Final Scheduled Payment Date	May 15, 2006
		d.	Class A Allocation Percentage			85.86%
	4.	Class A-4
		a.	Initial Balance					$522,800,000.00
		b.	Note Interest Rate				1-Month LIBOR + .28%
		c.	Noteholders' Final Scheduled Payment Date	January 15, 2010
		d.	Class A Allocation Percentage			85.86%
	5.	Class B
		a.	Initial Balance					$144,500,000.00
		b.	Note Interest Rate				5.370%
		c.	Noteholders' Final Scheduled Payment Date	January 15, 2010
		d.	Class B Allocation Percentage			9.72%
	6.	Class C
		a.	Initial Balance					$65,600,000.00
		b.	Note Interest Rate				6.200%
		c.	Noteholders' Final Scheduled Payment Date	January 15, 2010
		d.	Class C Allocation Percentage			4.41%
E.	Certificates Initial Balance					$113,738,720.97
F.	Servicing Fee Rate 						1.00%
		Servicing Fee Rate for Deferred Receivables during
		Deferral Period						0.25%
G.	Weighted Average Coupon (WAC) of the Initial Receivables	8.881%
H.	Weighted Average Original Number of Payments of the
	Initial Receivables (Months)					60
I.	Weighted Average Remaining Number of Payments of the
	Initial Receivables (Months)					59
J.	Number of Initial Receivables					55,134
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage of
		Initial Pool						1.00%
	2.	Reserve Account Deposit on the Closing Date		$13,130,856.23
	3.	Specified Reserve Balance Percentage			3.25%
L.	Yield Supplement Account Deposit on the Closing Date		$21,613,006.43
M.	Yield Supplement Over Collateralization Balance on
	Closing Date							$28,330,908.13
N.	Adjusted Principal Balance of Initial Receivables		$1,313,085,622.80
O.	Pre-Funding
	1.	Initial Pre-Funded Amount (Adjusted
		Principal Amount)					$437,553,098.17
	2.	Initial Closing Date					March 13, 2002
	3.	End of Pre-Funding Period				16-Sep-02
	4.	Fixed Percentage for Calculating Maximum
		Negative Carry Amount					1.25%
	5.	Negative Carry Account Initial Deposit			$6,055,358.70

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance						$1,735,104,299.37
B.	Level Payment Pool Balance					$1,580,952,813.97
C.	Last Scheduled Payment Pool Balance				$154,151,485.40
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance			$102,718,854.61
		b.	Interest Carryover Shortfall			0.00
		c.	Principal Carryover Shortfall			0.00
	2.	Class A-2
		a.	Prior Month Note Balance			$384,000,000.00
		b.	Interest Carryover Shortfall			0.00
		c.	Principal Carryover Shortfall			0.00
	3.	Class A-3
		a.	Prior Month Note Balance			$369,000,000.00
		b.	Interest Carryover Shortfall			0.00
		c.	Principal Carryover Shortfall			0.00
	4.	Class A-4
		a.	Prior Month Note Balance			$522,800,000.00
		b.	Interest Carryover Shortfall			0.00
		c.	Principal Carryover Shortfall			0.00
	5.	Class B
		a.	Prior Month Note Balance			$144,500,000.00
		b.	Interest Carryover Shortfall			0.00
		c.	Principal Carryover Shortfall			0.00
	6.	Class C
		a.	Prior Month Note Balance			$65,600,000.00
		b.	Interest Carryover Shortfall			0.00
		c.	Principal Carryover Shortfall			0.00
E.	Certificate Balance						$113,738,720.97
F.	Reserve Account Balance						$22,885,259.70
G.	Yield Supplement Account Balance				$21,408,269.17
H.	Payahead Account Balance					$515,882.50
I.	Yield Supplement Over Collateralization Balance 		$32,746,723.79
J.	Pre-Funding Account Balance					$0.00
K. 	Negative Carry Account Balance					$0.00
L.	Deferred Receivables						$867,704,047.86
M.	Cumulative Losses for All Prior Periods				$730,087.07
N.	Weighted Average Coupon (WAC)					8.912%
O.	Weighted Average Remaining Term to Maturity  (WAM) 		58.26
P	Number of Contracts						72,699
Q	Total Subsequent Receivables Sold as of Related Cutoff
	Dates
	1.	Level Pay Balance					0.00
	2.	Last Scheduled Payment Balance				0.00
	3.	Total							0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction				2,499,261.43
	2.	Prepayments in Full					230,328.49
	3.	Repurchased Receivables Principal 			0.00
	4.	Repurchased Receivables Interest			0.00
B.	Total Collections for Precomputed Contracts 			2,613,590.09
C.	Precomputed Contracts - Principal on Last Scheduled Payments
	1.	Collected Principal					5,367.58
	2.	Repurchased Receivables Principal 			0.00
	3.	Repurchased Receivables Interest			0.00
	4.	Last Scheduled Payment Principal Paid in Full
		Prior to Month of Maturity				5,367.58
	5.	Last Scheduled Payment Principal Due on Loans
		Matured This Month					0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction					15,493,222.08
	2.	Collected Principal					15,487,279.46
	3.	Collected Interest					4,676,591.70
	4.	Repurchased Receivables Principal 			0.00
	5.	Repurchased Receivables Interest			0.00
E.	Simple Interest Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal					291,298.61
	2.	Repurchased Receivables Principal 			0.00
	3.	Repurchased Receivables Interest			0.00
	4.	Last Scheduled Payment Principal Collected
		Prior to Month of Maturity				291,298.61
	5.	Last Scheduled Payment Principal Due on Loans
		Matured This Month					0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 				2,979,833.37
	2.	Specified Yield Supplement Account Balance		18,289,503.25
	3.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period		0.00
G.	Yield Supplement Over Collateralization				31,666,498.99
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to Cutoff Date)		226,982.36
		b.	Current Month Actuarial Advances 		185,721.75
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to Cutoff Date)		75,126.65
		d.	Ending Actuarial Advances (or payments
			due prior to Cutoff Date)			337,577.46
	2.	Precomputed Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances	0.00
		b.	Current Month Last Scheduled Payment Advances	0.00
		c.	Reimbursement of Last Scheduled Payment
			Advances 					0.00
		d.	Ending Last Scheduled Payment Advances		0.00
	3.	Simple Interest Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances	0.00
		b.	Current Month Last Scheduled Payment Advance	0.00
		c.	Reimbursement of Last Scheduled Payment
			Advances					0.00
		d.	Ending Last Scheduled Payment Advances		0.00
	4.	Net Servicer Advances 					110,595.10
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead Account Balance	(65,877.87)
	2.	Payahead Balance of Loans Defaulted this Period		0.00
	3.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period				0.00
	4.	Ending Payahead Balance 				450,004.63
J.	Rule of 78s Payment						0.01
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)		8.915%
L.	Weighted Average Remaining Maturity (WAM)			57.85
M.	Remaining Number of Receivables					72,175
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	2,061 	2.86%		44,762,604.12 	2.61%
	2.	60-89 Days
		Delinquent	616 	0.85%		13,618,981.48 	0.80%
	3.	90 Days or more
		Delinquent	330 	0.46%		7,256,398.98 	0.42%
O.	Net Loss and Defaulted Receivables
	Information
	1.	Vehicles Repossessed
		During Month 	192 			3,475,877.00
	2.	Loans Defaulted During
		the Month	176
	3.	Level Payment Principal Balance of
		Defaulted Receivables					3,439,459.28
	4.	Last Scheduled Payment Principal Balance of
		Defaulted Receivables					783,637.29
	5.	Level Payment Liquidation Proceeds			1,174,456.29
	6.	Last Scheduled Payment Liquidation Proceeds		7,144.58
	7.	Recoveries of Level Payment and Last Scheduled
		Payment on Previously Defaulted Receivables		27,155.18
P.	Pool Balances
	1.	Total Pool Balance					1,712,361,724.61
	2.	Level Pay Pool Balance					1,559,290,542.69
	3.	Last Scheduled Payment Pool Balance			153,071,181.92
	4.	Deferred Receivables					858,821,912.00
Q.	Principal Balance of Subsequent Receivables Sold This
	Period As of Subsequent Transfer Date
	1.	Level Pay Balance					0.00
	2.	Last Scheduled Payment Balance				0.00
	3.	Total Principal Balance					0.00

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income				72,396.83
B.	Collection Account Investment Income				26,988.60
C.	Payahead Account Investment Income				570.23
D.	Yield Supplement Account Investment Income			26,808.10
E.	Pre-Funding Account Investment Income				50.46
F.	Negative Carry Account Investment Income			0.72

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 				2,613,590.09
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)				15,487,279.46
	3.	Collected Interest on Simple Interest Contracts
		(Level Payment Only) 					4,676,591.70
		Subtotal						22,777,461.25

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)						296,666.19
C.	Net Change in Payahead Account Balance 				65,877.87
D.	Net Liquidation Proceeds and Recoveries Received 		1,208,756.05
E.	Principal and Interest on Purchased or
	Repurchased Contracts 						0.00
F.	Exclusion of Rule of 78's Payments 				(0.01)
G.	Net Servicer Advances/(Reimbursements) 				110,595.10
H.	Net Swap Receipt						0.00
I.	Yield Supplement Amount 					2,979,833.37
J.	Net Investment Earning on the Pre-Funding Account		50.46
K.	Negative Carry Amount 						0.00
L.	Remaining Pre-Funded Amount Due to Noteholders			0.00
M.	Available Funds							$27,439,240.28

VI. PRE-FUNDING ACTIVITY
	A.	Subsequent Receivables Sold This Period
		1.	Principal Balance of Subsequent
			Receivables Sold This  Period			0.00
		2.	Adjusted Principal Balance of
			Subsequent Receivables Sold This  Period	0.00
		3.	Subsequent Cutoff Date for Subsequent
			Receivables Sold This  Period			N/A
		4.	Subsequent Transfer Date for Subsequent
			Receivables Sold This  Period			N/A
		5.	Deposit to Reserve Account for Subsequent
			Receivables Sold This  Period			0.00
		6.	Deposit to Yield Supplement Account for
			Subsequent Receivables Sold This  Period	0.00
		7.	Deposit to Payahead Account for Subsequent
			Receivables Sold This  Period			0.00
		8.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period			0.00
	B.	End of Pre-Funding Period (if balance in Pre-Funding
		Account balance is $100,000 or greater)			16-Sep-02
	C.	Pre-Funding Account
		1.	Beginning Pre-Funding Amount			0.00
		2.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period			0.00
		3.	Deposit to Reserve Account for Subsequent
			Receivables Sold This  Period			0.00
		4.	Deposit to Yield Supplement Account for
			Subsequent Receivables Sold This  Period	0.00
		5.	Deposit to Payahead Account for Subsequent
			Receivables Sold This  Period			0.00
		6.	Remaining Pre-Funded Amount Payable to
			Noteholders					0.00
		7.	Remaining Pre-Funding Amount (excl.
			Reserve & Yield Supplement Amount)		0.00
	D.	Negative Carry Account
		1.	Calculation of Negative Carry Amount for
			the Current Period
			a.  Accrued Note Interest for this Period	4,253,818.88
			b.  Pre-Funded Amount (excl. Reserve &
			Yield Supplement Amount)			0.00
			c.  Pre-Funded Percentage			0.00%
			d.  Net Investment Earnings on the
			Pre-Funded Amount				50.46
			e.  Negative Carry Amount for the
			Current Period					0.00
		2.	Calculation Maximum Negative Carry Amount
			a.  Weighted Average Rate based on Ending
			Note Balances					3.0634%
			b.  Note Percentage based on Ending
			Note Balances					93.23%
			c.  Actual Number of Days from Payment
			Date to End of Pre-Funding Period		0
			d.  Maximum Negative Carry Amount		0.00
		3.	Required Negative Carry Account Balance		0.00
	E. 	Total Subsequent Receivables Sold as of Related
		Cutoff Dates
		1.	Level Pay Balance				406,927,711.62
		2.	Last Scheduled Payment Balance			38,090,857.43
		3.	Total						445,018,569.05
	F.	Total Initial and Subsequent Receivables Sold as
		of Related Cutoff Dates
		1.	Level Pay					1,631,093,036.86
		2.	Last Scheduled					155,342,063.12
		3.	Total						1,786,435,099.98
	G.	Specified Reserve Balance				56,895,758.43

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal				21,662,349.96
	2.	Principal Carrryover Shortfall				0.00
	3.	Total Principal Distribution Amount			21,662,349.96
B.	Total Required Payment
	1.	Total Servicing Fee  					903,605.22
	2.	Net Swap Payment					1,215,800.45
	3.	Accrued Note Interest  Due
		a.	Class A-1					160,483.94
		b.  	Class A-2					969,600.00
		c. 	Class A-3 					1,276,125.00
		d.	Class A-4					862,039.11
		e.	Class B						646,637.50
		f.	Class C						338,933.33
		g.	Total Accrued Note Interest			4,253,818.88
	4.	Principal Distribution Amount Due
		a.	Class A-1 					21,662,349.96
		b.  	Class A-2 					0.00
		c. 	Class A-3					0.00
		d.	Class A-4					0.00
		e.	Class B 					0.00
		f.	Class C						0.00
		g.	Total Principal Distribution Amount		21,662,349.96
	5.	Total Required Payment 					28,035,574.51
	6.	Available Funds						27,439,240.28
	7.	Reserve Account TRP Draw Amount				596,334.23
	8.	Total Available Funds					$28,035,574.51
C.	Current Period Payments
	1.	Servicing Fee paid					903,605.22
	2.	Net Swap Payment					1,215,800.45
	3.	Interest Paid
		a.	Class A-1 					160,483.94
		b.  	Class A-2 					969,600.00
		c. 	Class A-3 					1,276,125.00
		d.	Class A-4					862,039.11
		e.	Class B						646,637.50
		f.	Class C						338,933.33
		g.	Total Interest Paid				4,253,818.88
	4.	Remaining Available Funds				21,662,349.96
	5.	Principal Payments
		a.	Class A-1 					21,662,349.96
		b.  	Class A-2 					0.00
		c. 	Class A-3 					0.00
		d.	Class A-4					0.00
		e.	Class B						0.00
		f.	Class C						0.00
		g.	Total Principal Payments			21,662,349.96
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 					0.00
		b.  	Class A-2 					0.00
		c. 	Class A-3 					0.00
		d.	Class A-4					0.00
		e.	Class B						0.00
		f.	Class C						0.00
		g.	Total Interest Carryover Shortfall		0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 					0.00
		b.  	Class A-2 					0.00
		c. 	Class A-3 					0.00
		d.	Class A-4					0.00
		e.	Class B						0.00
		f.	Class C						0.00
		g.	Total Principal Carryover Shortfall		0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance			22,885,259.70
	3.	Plus: Reserve Account Investment Income			72,396.83
	4.	Less: Reserve Account Advance Draw Amount		0.00
	5.	Less: Reserve Account TRP Draw Amount			596,334.23
	6.	Reserve Account Balance before Deposit to
		Reserve Account						22,361,322.30
	7.	Specified Reserve Account Balance			56,895,758.43
	8.	Amount Necessary to Reinstate Reserve Account
		to Specified Reserve Balance 				34,534,436.13
	9.	Funds Available for Deposit to Reserve Account		0.00
	10.	Amount Deposited to Reserve Account			0.00
	11.	Reserve Account Investment Income Released to Seller	0.00
	12.	Ending Reserve Account Balance				22,361,322.30
F.	Excess Funds Deposited to Certificate Distribution Account	0.00
G.	Total Distributions						$28,035,574.51


VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	$1,735,104,299.37	$1,712,361,724.61
	2.	Total Pool Factor	1.2934866 		1.2765324
	3.	Level Payment Pool
		Balance			1,580,952,813.97 	1,559,290,542.69
	4.	Level Payment Pool
		Factor			1.2914537 		1.2737581
	5.	Last Scheduled Payment
		Pool Balance		154,151,485.40 		153,071,181.92
	6.	Note Balance
		a.	Class A-1 	102,718,854.61 		81,056,504.65
		b.  	Class A-2 	384,000,000.00 		384,000,000.00
		c. 	Class A-3 	369,000,000.00 		369,000,000.00
		d.	Class A-4	522,800,000.00 		522,800,000.00
		e.	Class B		144,500,000.00 		144,500,000.00
		f.	Class C		65,600,000.00 		65,600,000.00
		g.	Total		1,588,618,854.61 	1,566,956,504.65
	7.	Pool Factor
		a.	Class A-1 	0.6802573 		0.5367980
		b.  	Class A-2 	1.0000000 		1.0000000
		c. 	Class A-3 	1.0000000 		1.0000000
		d.	Class A-4	1.0000000 		1.0000000
		e.	Class B		1.0000000 		1.0000000
		f.	Class C		1.0000000 		1.0000000
	8.	Certificate Balance	113,738,720.97 		113,738,720.97
	9.	Certificate Pool
		Factor			1.0000000 		1.0000000
	10.	Total Note and
		Certificate Balance	1,702,357,575.58	1,680,695,225.62
	11.	Yield Supplement Over
		Collatralization	32,746,723.79		31,666,498.99

B.	Portfolio Information
	1.	Weighted Average Coupon of
		Portfolio (WAC)		8.912% 			8.915%
	2.	Weighted Average
		Remaining Term to
		Maturity of
		Portfolio (WAM) 	58.26 			57.85
	3.	Remaining Number of
		Receivables		72,699 			72,175

C.	Actual Vs Scheduled Pool
	Balance				Actual Balance		Scheduled Balance
	1.	Minimum Adjusted
		Principal Balance of
		Long Deferment Period
		Receivables		605,976,216.00 		586,682,172.93
	2.	Minimum Adjusted
		Principal Balance
		of Receivables		1,680,695,225.62 	1,635,221,762.39


IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			3,041,495.70
B.	Realized Losses for Collection Period Less
	Recoveries						3,014,340.52
C.	Cumulative Losses for all Periods  			3,744,427.59
D	Delinquent and Repossessed Contracts
				Contracts		Amount
	1.	30-59 Days
		Delinquent	2,061 		2.86%	$44,762,604.12 	2.61%
	2.	60-89 Days
		Delinquent	616 		0.85%	$13,618,981.48 	0.80%
	3.	90 Days or more
		Delinquent	330 		0.46%	$7,256,398.98 	0.42%
	4.	Vehicles Repossessed
		During Collection
		Period		192 				$3,475,877.00


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period		0.09%
	2.	Preceding Collection Period			0.09%
	3.	Current Collection Period 			0.09%
	4.	Three Month Average 				0.09%

B.	Annualized Net Loss					2.08%

C.	Ratio of Balance of Contracts Delinquent 60 Days
	or More to the Pool Balance as of the End of the
	Collection Period.
	1.	Second Preceding Collection Period		0.35%
	2.	Preceding Collection Period			0.72%
	3.	Current Collection Period 			1.20%
	4.	Three Month Average 				0.76%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			24,282,883.49
	2.	Yield Supplement Amount from MMCA		2,979,833.37
	3.	Net Swap Receipt				0.00
	4.	Net Servicer Advances (if positive) 		110,595.10
	5.	Reserve Account Draw for Total
		Required Payment 				596,334.23
	6.	Deposit from Payahead Account  			65,877.87
	7.	Collection Account Investment Income  		26,988.60
	8.	Transfer of Negative Carry Amount from
		Negative Carry Account				0.00
	9.	Transfer of Net Earnings on Pre-Funding
		Account						50.46
	10.	Transfer of Prefunding Account Balance due
		to End of Pre-Funding Period			0.00
	11.	Total Transfers Into Collection Account		$28,062,563.12
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			903,605.22
		b.	Rule of 78's Payment			0.01
		c.	Net Reimbursement of Servicer Advance
			or Payments Due Prior to Cutoff Date	0.00
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				0.00
		e.	Total To Servicer (Net of Total
			Repurchases)				903,605.23

	2.	Total Required Payment Distributed (Net
		of Total Servicing Fee & Net Swap Payment)	25,916,168.84
	3.	Net Swap Payment				1,215,800.45
	4.	Deposit to Payahead Account 			0.00
	5.	Deposit to Reserve Account 			0.00
	6.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	26,988.60
		c.	Total to Certificate Distribution
			Account					26,988.60
	7.	Total Transfers from Collection Account		$28,062,563.12

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			22,885,259.70
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	0.00
	2.	Reserve Account Investment Income 		72,396.83
	3.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	4.	Total Transfers Into Reserve Account		72,396.83
C.	Total Transfers In and Beginning Balance		$22,957,656.53
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for
		Reserve Account TRP Draw Amount  		596,334.23
	3.	Reserve Account Investment Income to
		Seller (MART)  					0.00
	4.	Total Transfers From Reserve Account		596,334.23
E.	Ending Balance						22,361,322.30
F.	Total Distributions and Ending Balance			$22,957,656.53

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			515,882.50
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection
		Account 					0.00
	2.	Payahead Account Investment Income 		570.23
	3.	Transfer from Prefunding Account for
		Subsequent Receivables				0.00
	4.	Total Transfers Into Payahead Account		570.23
C.	Total Transfers In and Beginning Balance		$516,452.73
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 	65,877.87
	2.	Transfer Investment Income to Servicer 		570.23
	3.	Total Transfers From Payahead Account		66,448.10
E.	Payahead Account Ending Balance 			450,004.63
F.	Total Distributions and Ending Balance			$516,452.73

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		21,408,269.17
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	26,808.10
	2.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	3.	Total Transfers Into Yield Supplement
		Account						26,808.10
C.	Total Transfers and Beginning Balance  			$21,435,077.27
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	26,808.10
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	3,118,765.92
	4.	Total Transfers From Yield Supplement Account	3,145,574.02
E.	Specified Yield Supplement Account Ending Balance 	18,289,503.25
F.	Total Distributions and Ending Balance			$21,435,077.27

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed (less
		Servicing Fee & Net Swap Pmt) from
		Collection Acct					25,916,168.84
	2.	Total Transfers Into Note Payment Account	25,916,168.84
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				21,822,833.90
		b.  	Class A-2 				969,600.00
		c. 	Class A-3 				1,276,125.00
		d.	Class A-4				862,039.11
		e.	Class B					646,637.50
		f.	Class C					338,933.33
		g.	Total Payments to Noteholders		25,916,168.84
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			$25,916,168.84

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from
		Collection Account				0.00
	2.	Collection Account Investment Income		26,988.60
	3.	Total Transfers into Certificate
		Distribution Account				26,988.60
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			26,988.60
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			$26,988.60

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account		0.00
B.	Pre-Funding Account Investment Income			50.46
C.	Total Transfers In and Beginning Balance		$50.46
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection
		Account						50.46
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables				0.00
	3.	Transfer to Yield Supplement Account for
		Sale of Subsequent Receivables			0.00
	4.	Transfer to Payahead Account for Sale of
		Subsequent Receivables				0.00
	4.	Transfer to Seller (MART) for Sale of
		Subsequent Receivables				0.00
	6.	Transfer to Collection Account of
		Remaining Balance Due Noteholders		0.00
	7.	Total Transfers From Pre-Funding Account	50.46
E.	Pre-Funding Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$50.46

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account		0.00
B.	Negative Carry Account Investment Income		0.72
C.	Total Transfers In and Beginning Balance		$0.72
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount to
		Collection Account				0.00
	2.	Release Investment Income from Negative
		Carry Account to Seller (MART)			0.72
	3.	Release Excess Funds from Negative
		Carry Account to Seller (MART)			0.00
	4.	Total Transfers From Negative Carry Account	0.72
E.	Negative Carry Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$0.72

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				25,916,168.84
	2.	To Servicer (MMCA) 				903,605.23
	3.	To Payahead Account				0.00
	4.	To Reserve Account 				0.00
	5 	To Certificate Distribution Account		26,988.60
	6.	Total Distributions From Collection Account	$26,846,762.67

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				0.00
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account 	0.00

C.	Distributions From Payahead Account
	1.	To Collection Account				65,877.87
	2.	Investment Income to Servicer (MMCA) 		570.23
	3.	Total Distributions From Payahead Account	66,448.10

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		26,808.10
	3.	Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)		3,118,765.92
	4.	Total Distributions From Yield
		Supplement Account				3,145,574.02

E.	Distributions From Pre-Funding Account
	1.	To Reserve Account				0.00
	2.	To Yield Suplement Account			0.00
	3.	To Collection Account				50.46
	4.	To Payahead Account				0.00
	4.	To Seller for Sale of Subsequent Receivables	0.00
	5.	Total Distributions from Negative Carry
		Account						50.46

F.	Distributions From Negative Carry Account
	1.	To Collection Account				0.00
	2.	To Seller (MART)				0.72
	3.	Total Distributions from Negative Carry
		Account						0.72

G.	Total Distributions From All Accounts			$30,058,835.97
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account				25,916,168.84
	2.	Servicer (MMCA)					904,175.46
	3.	Seller (MART)					3,145,574.74
	4.	Collection Account 				65,928.33
	5.	Certificate Distribution Account		26,988.60
	6.	Reserve Account					0.00
	7.	Payahead Account				0.00
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		$30,058,835.97